UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
August 23, 2006

THE COMMERCE GROUP, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-13672	04-2599931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No. )

211 Main Street, Webster, Massachusetts 01570
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 943-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Commerce Group, Inc.
Form 8-K
August 24, 2006

Section 8. Other Events

Item 8.01 Other Events

On August 23, 2006, The Commerce Group, Inc. (the “Company”) issued a press release, Massachusetts Supreme Judicial Court Issues Ruling on Residual Market Auto Reform. This press release discusses the ruling issued on that date by the Massachusetts Supreme Judicial Court on the Massachusetts Commissioner of Insurance’s appeal of the Superior Court’s decision to annul the Commissioner’s order to replace the current loss-pooling residual market entity for the personal automobile market with an assigned risk plan.

A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1 Press Release dated August 23, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COMMERCE GROUP, INC.
August 24, 2006

/s/ Randall V. Becker
Randall V. Becker
Senior Vice President and Chief Financial Officer